ACCOUNTS RECEIVABLE	3 Months Ended
Mar. 31, 2023
Receivables [Abstract]
ACCOUNTS RECEIVABLE
NOTE 4 – ACCOUNTS RECEIVABLE
The Company adopted ASU 2016-13 utilizing the loss rate method which considers historical loss rates, adjusted for current conditions, and reasonable and supportable forecasts to its trade receivable balances. The adoption of ASU 2016-13 did not have a material impact on the Company’s consolidated financial statements. The following table shows the details of accounts receivable as of March 31, 2023, and December 31, 2022:

(In thousands, USD)	March 31, 2023	December 31, 2022
Accounts receivable	$48,483	$45,097
Allowance for credit losses	(428)	(559)
Accounts receivable, net	$48,055	$44,538
The Company requires third-party credit support in certain instances to limit credit risk. The Company generally does not require collateral from its customers.